Investments in associates and joint ventures	12 Months Ended
Dec. 31, 2017
Interests in Other Entities [Abstract]
Investments in associates and joint ventures

Note 15 Investments in associates and joint ventures
The following table provides summarized financial information in respect to BCE’s associates and joint ventures. For a list of our associates and joint ventures please see Note 29, Related party transactions.

FOR THE YEAR ENDED DECEMBER 31	NOTE	2017	2016
Assets		3,796	3,856
Liabilities		(2,155)	(2,119)
Total net assets		1,641	1,737
BCE’s share of net assets		814	852
Revenues		1,863	2,511
Expenses		(1,924)	(2,720)
Total net losses		(61)	(209)
BCE’s share of net losses	8	(31)	(89)